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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) January 29, 2007

                             SUREWEST COMMUNICATIONS
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             (Exact Name of Registrant as Specified in Its Charter)

                                   California
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                 (State or Other Jurisdiction of Incorporation)

             0-556                                   68-0365195
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    (Commission File Number)             (IRS Employer Identification No.)


    200 Vernon Street, Roseville, California                95678
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    (Address of Principal Executive Offices)              (Zip Code)

                                 (916) 772-2000
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              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

         On January 29, 2007, the Compensation Committee of the Board of Directors of SureWest Communications (the "Company") approved the financial, operational and strategic metrics to be used in the calculation of 2007 bonuses to be paid to Steven C. Oldham, Fred A. Arcuri, Philip A. Grybas, Bill M. DeMuth and certain other officers of the Company at the Vice President level or above.

         The specific metrics on which the bonuses will be calculated are adjusted Revenue growth, adjusted EBITDA growth, customer growth, customer satisfaction levels and the officer's individual contribution to the accomplishment of specified strategic objectives. The amount of payout may range from 75% to 150% of the officer's target bonus opportunity level depending on actual results as determined by the Compensation Committee in its discretion. The specific target bonus opportunity levels for Messrs. Oldham, Arcuri, Grybas, and DeMuth are $150,000, $110,000, $75,000, and $75,000 respectively.

         It is anticipated that bonuses, to be paid in cash, would be paid to the extent earned in late 2007 or early 2008. The Employment Agreement between the Company and Steven C. Oldham provides for his short-term bonus, to the extent earned, to be paid in restricted stock units, convertible into shares of Company common stock upon the cessation of his employment with the Company.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 SUREWEST COMMUNICATIONS


Date:  February 7, 2006                          By: /s/ Philip A. Grybas
                                                     ---------------------------
                                                     Senior Vice President
                                                     and Chief Financial Officer

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